UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
Of the Securities Exchange Act of 1934
(Amendment No. __)

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[_] Soliciting Material Pursuant to Sec. 240.14a-12

IVY FUNDS
(Name of Registrant as Specified In Its Charter)

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100 Independence, 610 Market Street
Philadelphia, Pennsylvania 19106-2354

          June 2, 2022
______________________________________________________________________________________________________________________________________________________
RE:	Delaware Ivy Global Equity Income Fund and Delaware Ivy International Value Fund, each a series of Ivy Funds

Dear Valued Shareholder:

We recently sent you information regarding the upcoming joint special meeting for the above-listed Funds scheduled for June 17, 2022 at 4:00pm ET. According to our records, you have not yet voted on the below proposals.
1.	To approve an amendment to the fundamental investment restriction related to industry concentration.
2.	To approve a change in the diversification status.

The Board, which is the same for each of the Funds, has unanimously approved the Proposals, and recommends that you vote to approve the Proposals.
We urge you to read the Proxy Statement because it contains important information. You may review the proxy statement online at:  Delawarefunds.com/globalequity-proxy.
We are working with AST Fund Solutions to manage the voting process. AST will begin calling shareholders to ensure the fund receives a sufficient number of votes on the proposals. To avoid receiving calls on this matter, please vote TODAY so that your vote may be recorded prior to the joint special meeting on June 17, 2022.
Voting is fast and easy using one of the options below:
If you vote now, you will ensure your shares are represented and we will not contact you further on this issue. Detailed information about the joint special meeting and the proposals can be found in the Proxy Statement. If you have any questions about the proposal, contact your financial advisor, client service representative or AST Fund Solutions at (866) 721-1324.

Thank you for your attention.

NOBO

100 Independence, 610 Market Street
Philadelphia, Pennsylvania 19106-2354

          June 2, 2022
______________________________________________________________________________________________________________________________________________________
RE:	Delaware Ivy Global Equity Income Fund and Delaware Ivy International Value Fund, each a series of Ivy Funds

Dear Valued Shareholder:

We recently sent you information regarding the upcoming joint special meeting for the above-listed Funds scheduled for June 17, 2022 at 4:00pm ET. According to our records, you have not yet voted on the below proposals.
1.	To approve an amendment to the fundamental investment restriction related to industry concentration.
2.	To approve a change in the diversification status.

The Board, which is the same for each of the Funds, has unanimously approved the Proposals, and recommends that you vote to approve the Proposals.
We urge you to read the Proxy Statement because it contains important information. You may review the proxy statement online at:  Delawarefunds.com/globalequity-proxy.
We are working with AST Fund Solutions to manage the voting process. AST will begin calling shareholders to ensure the fund receives a sufficient number of votes on the proposals. To avoid receiving calls on this matter, please vote TODAY so that your vote may be recorded prior to the joint special meeting on June 17, 2022.
Voting is fast and easy using one of the options below:
If you vote now, you will ensure your shares are represented and we will not contact you further on this issue. Detailed information about the joint special meeting and the proposals can be found in the Proxy Statement. If you have any questions about the proposal, contact your financial advisor, client service representative or AST Fund Solutions at (866) 721-1324 extension 12.
Thank you for your attention.

OBO